SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON, D.C.  20549



	FORM 8-K



	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of
	the Securities Exchange Act of 1934



Date of Report   April 30, 2002


	Landmark Bancorp, Inc.
	(Exact name of Registrant as specified in its charter)


	Delaware
	(State or other jurisdiction of incorporation)


            0-20878					43-1930755
(Commission File Number)		           (I.R.S. Employer Identification Number)



800 Poyntz Avenue, Manhattan, Kansas  66502
         (Address of principal executive offices)  (Zip Code)



(785) 	565-2000
	(Registrant's telephone number, including area code)


Item 5.  Other Information

On April 30, 2002, Landmark Bancorp, Inc. issued a press release announcing its results for the quarter ended March 31, 2002, a new stock repurchase program enabling the Company to repurchase up to 100,800 shares, or 5% of its outstanding stock and its declaration of a cash dividend to its shareholders.
The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma
Financial Information and Exhibits

	(a)	Financial Statements of Business
Acquired.

		None.

	(b)	Pro Forma Financial Information.

		None.

	(c)	Exhibits.

	99.1	News Release dated
April 30, 2002.

SIGNATURES

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


		LANDMARK BANCORP, INC.

Dated:  April 30, 2002
By: /s/Mark A. Herpich
Mark A. Herpich
Vice President, Secretary, Treasurer
    and Chief Financial Officer








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